1 Contact: Omar Tewfik 312-394-7417 Media Hotline omar.tewfik@exeloncorp.com FOR IMMEDIATE RELEASE Aug. 25, 2026 Exelon Announces Key Leadership Position Changes Mike Innocenzo to depart Exelon and PECO in 2027 after nearly 40 years of an “exceptional career of service and leadership;” Jeanne Jones, Exelon CFO, to be named Executive Vice President of Finance and Strategy; Robert Kleczynski, Exelon SVP, Corporate Controller, Tax, and Principal Accounting Officer, to be named Chief Financial Officer, reporting to Jones CHICAGO – Exelon Corporation today announced several key executive leadership position changes as the company continues its commitment to creating long-term value for customers, shareholders, and communities: • Mike Innocenzo, Chief Operating Officer of Exelon Corporation and Interim President and CEO of PECO will depart the company in 2027. • Jeanne Jones, Chief Financial Officer of Exelon Corporation, will assume the role of Executive Vice President of Finance and Strategy, and report to Exelon President and CEO Calvin Butler. Jones will assume her new role effective Oct. 5. • Robert Kleczynski, Senior Vice President, Corporate Controller, Tax, and Principal Accounting Officer of Exelon Corporation, will assume the role of Chief Financial Officer, and report to Jones. Kleczynski will assume his new role effective Oct. 5. • Josh Levin, Chief Financial Officer of ComEd, will assume the role of Senior Vice President of Finance of Exelon Corporation and report to Kleczynski. Levin will assume his new role effective Jan. 1, 2027. • Andrew Plenge, Vice President of Strategy and Energy Policy at ComEd, will assume the role of Chief Financial Officer of ComEd effective Jan. 1, 2027. Mike Innocenzo Mike Innocenzo is departing the company after a decades-long career at PECO and Exelon. He began at PECO as a co-op engineering student from Widener University before joining the company full-time in 1988. "Mike is one of the very best in the business and I am grateful for his unwavering commitment to our customers, to his colleagues and to the communities we serve – particularly his hometown of Philadelphia,” said Exelon President and CEO Calvin Butler. “He has made a lasting impact,

2 helping shape a customer-first company that is an industry leader in reliability, innovation and operational excellence." "It has been the honor of a lifetime to work at Exelon and PECO and to serve alongside some of the best and brightest in the industry,” said Mike Innocenzo, Chief Operating Officer of Exelon and Interim President and CEO of PECO. "I know I will be leaving Exelon and its utilities in capable hands, with a leadership team and 20,000 employees dedicated to meeting the challenges facing our customers and our industry." Starting as a project engineer in 1988, Innocenzo rose through leadership roles across operations, engineering and customer service. He helped lead the deployment of PECO's advanced metering and smart grid technologies, later serving as senior vice president and chief operating officer, where he oversaw operations, safety, reliability, customer satisfaction and financial performance, helping PECO achieve some of its strongest reliability results. As president and CEO from 2018 to 2024, Innocenzo guided PECO through the COVID-19 pandemic, successful regulatory outcomes and significant investments in infrastructure, technology and resiliency. He also championed workforce and community initiatives, including PECO's Energizing Education program, which evolved into today's Exelon STEM Academies. In 2024, he was named Executive Vice President and Chief Operating Officer of Exelon, overseeing operations across the company's six utilities, while also serving as PECO's Interim President and CEO, a role he assumed earlier this year. A respected business and civic leader, Innocenzo was named Citizen of the Year by The Philadelphia Citizen in 2014 and Most Admired CEO by the Philadelphia Business Journal in 2021. He helped establish the Civic Coalition to Save Lives to address gun violence in Philadelphia and currently serves on the boards of numerous civic and industry organizations. Jeanne Jones Effective Oct. 5, Jeanne Jones will assume the role of Executive Vice President of Finance and Strategy of Exelon Corporation. In her new role, Jones will continue to oversee Exelon’s financial activities as well as Exelon’s integrated strategies to address trends across operating companies and the energy industry, driving growth while championing the needs of customers, regulators, and our communities. “Jeanne’s leadership has been instrumental in helping Exelon deliver a strong financial performance while maintaining our focus on delivering safe, reliable and affordable service for our customers,” said Butler. “In her new role, Jeanne will continue to work across the business and the energy sector to identify opportunities to deliver value for our customers and shareholders.” Named Chief Financial Officer in 2022, Jones has overseen all financial activities for one of the nation’s largest energy delivery companies, including capital investments, financial planning and reporting, investor relations, tax, risk management, mergers and acquisitions, and real estate. A member of Exelon’s Executive Committee, she has helped set the company’s strategic direction and previously served as Senior Vice President of Corporate Finance, leading engagement with investors, analysts and rating agencies.

3 Robert Kleczynski Effective Oct. 5, Robert Kleczynski will succeed Jones as Chief Financial Officer and oversee financial activities for Exelon Corporation. "Rob has earned the trust and respect of colleagues across our company through a career marked by financial discipline, strategic insight, and unwavering integrity,” said Butler. "His tenure as a leader ensuring strong financial governance across Exelon positions him to step in on day one to serve as an effective Chief Financial Officer and help drive long-term value for our stakeholders and customers.” As Exelon’s Senior Vice President, Controller and Head of Tax, Kleczynski has overseen the company’s accounting, financial reporting and tax functions, helping ensure strong financial governance that supports continued investment in the reliable, resilient energy infrastructure customers depend on every day. Josh Levin Effective Jan. 1, 2027, Josh Levin, currently Chief Financial Officer of ComEd, will assume the role of Senior Vice President of Finance at Exelon Corporation and report to Robert Kleczynski. In his new role, Levin will lead the consolidation of Exelon’s long-term financial plans, aligning customer, financial, and operational goals to ensure continued growth and success on behalf of customers, shareholders, and communities. Levin will also oversee investor relations, insurance, and business planning for all of Exelon. Andrew Plenge Effective Jan. 1, 2027, Andrew Plenge will become Chief Financial Officer of ComEd, responsible for all ComEd’s financial activities, including financial planning and analysis, capital allocation, treasury and risk management. # # # About Exelon Exelon (Nasdaq: EXC) is a Fortune 200 company and one of the nation’s largest utility companies, serving almost 11 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric, BGE, ComEd, Delmarva Power, PECO, and Pepco. Exelon’s more than 20,000 employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, economic development and volunteerism. Follow @Exelon on X and LinkedIn.